UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2019 (August 21, 2019)

Granite Point Mortgage Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Bryant Park, Suite 2400A
New York,	NY	10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (212) 364-3200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	GPMT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01           Entry into a Material Definitive Agreement.

Master Repurchase Agreement Amendments

Morgan Stanley Repurchase Facility Amendment

On August 21, 2019, TH Commercial MS II, LLC, a wholly-owned subsidiary of the Company, entered into an amendment (the “Morgan Stanley Amendment”) to that certain previously disclosed Master Repurchase and Securities Contract Agreement, dated as of February 18, 2016, with Morgan Stanley Bank, N.A. The Morgan Stanley Amendment extends the termination date of the Morgan Stanley repurchase facility to June 28, 2021.

JPMorgan Repurchase Facility Amendment

On August 23, 2019, TH Commercial JPM LLC, a wholly-owned subsidiary of the Company, entered into an amendment (the “JPMorgan Amendment”) to that certain previously disclosed Uncommitted Master Repurchase Agreement, dated as of December 3, 2015, with JPMorgan Chase Bank, National Association. The JPMorgan Amendment increases the maximum facility amount to $425 million.

The foregoing descriptions of the Morgan Stanley Amendment and the JPMorgan Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Morgan Stanley Amendment and the JPMorgan Amendment, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 21, 2019, by and between Morgan Stanley Bank, N.A. and TH Commercial MS II, LLC, and acknowledged and agreed to by Granite Point Mortgage Trust Inc.

10.2
Amendment No. 3 to Master Repurchase Agreement, dated as of August 23, 2019, by and between JPMorgan Chase Bank, National Association and TH Commercial JPM LLC, and acknowledged and agreed to by Granite Point Mortgage Trust Inc.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
Vice President, General Counsel and Secretary

Date: August 26, 2019